SUPPLEMENT DATED MAY 4, 2018

 FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2018

IMPORTANT NOTICE REGARDING FUND REORGANIZATIONS

On April 19, 2018, the Board of Trustees (the “Board”) of First Investors Life Series Funds (the “Life Series Trust”) approved a Plan of Reorganization and Termination (the “Plan”) pursuant to which (a) First Investors Life Series Government Fund (“Government Fund”), a series of the Life Series Trust, would be reorganized into First Investors Life Series Limited Duration Bond Fund (“Limited Duration Bond Fund”), also a series of the Life Series Trust; and (b) First Investors Life Series Balanced Income Fund (“Balanced Income Fund”), a series of the Life Series Trust, would be reorganized into First Investors Life Series Total Return Fund (“Total Return Fund”), also a series of the Life Series Trust.  Each of these transactions is referred to in this supplement as a Reorganization.

Reorganization of Government Fund into Limited Duration Bond Fund

Pursuant to the Plan, shares of Government Fund held by each shareholder of Government Fund will be exchanged for shares of Limited Duration Bond Fund with the same aggregate net asset value as the shareholder had in Government Fund as of the scheduled close of regular trading on the New York Stock Exchange on the closing date of the Reorganization.  Upon the completion of the Reorganization, shareholders of Government Fund will become shareholders of Limited Duration Bond Fund and Government Fund will then be terminated. The Reorganization is expected to occur during the third quarter of 2018. A shareholder vote is not required to reorganize Government Fund into Limited Duration Bond Fund.  Prior to the Reorganization, shareholders of Government Fund will receive a Prospectus and Information Statement that will describe, among other things, the investment objectives, policies and risks of each Fund in the Reorganization and the terms of the Plan.

 Reorganization of Balanced Income Fund into Total Return Fund

Pursuant to the Plan, shares of Balanced Income Fund held by each shareholder of Balanced Income Fund will be exchanged for shares of Total Return Fund with the same aggregate net asset value as the shareholder had in Balanced Income Fund as of the scheduled close of regular trading on the New York Stock Exchange on the closing date of the Reorganization.  Upon the completion of the Reorganization, shareholders of Balanced Income Fund will become shareholders of Total Return Fund and Balanced Income Fund will then be terminated. The Reorganization is expected to occur during the third quarter of 2018. A shareholder vote is not required to reorganize Balanced Income Fund into Total Return Fund.  Prior to the Reorganization, shareholders of Balanced Income Fund will receive a Prospectus and Information Statement that will describe, among other things, the investment objectives, policies and risks of each Fund in the Reorganization and the terms of the Plan.

Investments in Government Fund, Limited Duration Bond Fund, Balanced Income Fund and Total Return Fund can only be made through a variable annuity contract or life insurance policy offered by a participating life insurance company. Each of Government Fund and Balanced Income Fund will continue to be available as an investment option as described in the applicable prospectus for the variable life annuity contract or the variable life insurance policy until the closing date of the Reorganization.

The exchange of shares in each Reorganization is intended to be a tax-free transaction for federal income tax purposes and, as such, is not expected to be considered a taxable event.

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Please retain this Supplement for future reference.

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